Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Insulet Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q/A for the period ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”) that, to his knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Duane DeSisto
Name: Duane DeSisto
Title: President and Chief Executive Officer

Date: February 28, 2013

/s/ Brian Roberts
Name: Brian Roberts
Title: Chief Financial Officer

Date: February 28, 2013